Exhibit 99.1

Media Contact	Investor Relations Contact
Ally Zwahlen	Mike Magaro
925-452-3394	925-452-3120
azwahlen@taleo.com	mmagaro@taleo.com

Taleo Reports Fourth Quarter and Fiscal 2011 Financial Results

Dublin, Calif. – February 9, 2012 – Taleo Corporation (NASDAQ: TLEO), the global leader of SaaS-based Talent Management solutions, today announced results for its fourth quarter and fiscal year 2011.

Taleo delivered the following results for the fourth quarter and fiscal 2011:

Fourth Quarter Revenue: Subscription revenue for the fourth quarter was $70 million, an increase of 26% on a year-over-year basis. Professional services revenue for the fourth quarter was $15 million, an increase of 27% on a year-over-year basis. Total revenue for the fourth quarter was $85 million, an increase of 26% on a year-over-year basis.

Non-GAAP subscription revenue for the fourth quarter was $70.6 million, an increase of 22% on a year-over-year basis. Non-GAAP professional services revenues for the fourth quarter was $15.8 million, an increase of 18% on a year-over-year basis. Total fourth quarter non-GAAP revenue was $86.3 million, an increase of 21% on a year-over-year basis.

2011 Revenue: Total revenue for the full year 2011 was $309 million, an increase of 30% on a year-over-year basis. Subscription revenue for the full year 2011 was $257 million, an increase of 29% on a year-over-year basis. Professional services revenue for the full year 2011 was $59 million, an increase of 55% on a year-over-year basis. Total revenue for 2011 reflects a revenue reduction of $6.5 million recorded in the second quarter of 2011 related to the TSA settlement.

For the full year 2011, the company reported Non-GAAP revenue of $324 million, an increase of 34% from the prior year. Non-GAAP subscription revenue for the full year 2011 was $263 million, an increase of 30% on a year-over-year basis. Non-GAAP professional services revenue for the full year 2011 was $62 million, an increase of 57% on a year-over-year basis.

Fourth Quarter Loss per Share: Fourth quarter net loss per share was $(0.02), compared to a net loss per share of $(0.02) a year ago.

Non-GAAP net income per fully diluted share was $0.26, compared to non-GAAP net income per fully diluted share of $0.23 a year ago.

2011 Earnings per Share: For the full year 2011, net loss per share declined to $(0.35) from net income per fully diluted share of $0.01 a year ago. Non-GAAP net income per fully diluted share for the full year 2011 rose to $1.06 compared to $0.78 a year ago.

An explanation of the non-GAAP measures used in this press release is included in the section below titled “Non-GAAP Financial Measures” and a reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release.

Quarterly Conference Call Cancelled

As a result of the earlier announcement, Oracle Buys Taleo, Taleo is cancelling the fourth quarter and fiscal 2011 earnings conference call that was previously scheduled for Tuesday, February 14, 2012.

About Taleo

Taleo (NASDAQ: TLEO) helps organizations improve the performance of their business by unlocking the power of their people. Taleo is the only company to provide industry-leading solutions in every category of Talent Management. Through its cloud-based platform, Taleo optimizes recruiting, performance management, learning and compensation – and integrates them all so managers have the insights they need to achieve talent intelligence. Customers also plug into Taleo’s unique Talent Grid community to harness the power of proven best practices, millions of users, and Taleo-ready partner solutions. From small and medium sized businesses to large enterprises, more than 5,000 organizations rely on Taleo every day to pursue growth, innovation and customer success.

Forward-looking Statements

Any forward-looking statements contained in this press release are based upon Taleo’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Taleo’s expectations as of the date of this press announcement. Subsequent events may cause these expectations to change, and Taleo disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Further information on potential factors that could affect actual results is included in Part II, Item 1A of Taleo’s Quarterly Report on Form 10-Q, as filed with the SEC on November 9, 2011, and in other reports filed by Taleo with the SEC.

Non-GAAP Financial Measures

Taleo has provided in this release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. This information includes non-GAAP revenue and non-GAAP earnings per share. Taleo uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Taleo’s ongoing operational performance. The non-GAAP measures include amounts excluded from GAAP revenue due to the write down of deferred revenue associated with purchase accounting for the Worldwide Compensation, Learn.com, Cytiva, and Jobpartner acquisitions, and the reduction in GAAP revenue from the TSA settlement, and exclude costs associated with stock-

based compensation expense, amortization of acquisition-related intangibles, acquisition-related transaction costs, and TSA settlement expenses, the refundable tax credits related to 2009 and 2010, the gain on re-measurement of a previously held interest in Worldwide Compensation, the gain on settlement of the Worldwide Compensation escrow account, realized foreign exchange gain on intercompany settlement, and income taxes associated with certain non-GAAP adjustments.

Fourth quarter loss per share calculations are based on 41.4 million basic weighted average shares outstanding, while fourth quarter non-GAAP EPS calculations are based on 45.0 million fully diluted weighted average shares outstanding. Full year 2011 loss per share calculations are based on 41.0 million basic weighted average shares outstanding, while full year 2011 non-GAAP EPS calculations are based on 44.0 million fully diluted weighted average shares outstanding. The fully diluted weighted average shares outstanding used to compute non-GAAP earnings per share have been calculated without giving consideration to the treasury stock method.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release.

A historical reconciliation of GAAP to non-GAAP financial measures for past periods can be located on the investor relations section of www.taleo.com.

Taleo Corporation

Condensed Consolidated Statements of Operations

(All amounts in thousands except per share data)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Revenues:
Subscription and support	$69,541	$55,179	$256,526	$199,302
Professional services	15,233	12,037	58,869	37,973
TSA settlement - subscription and support	—	—	(6,500)	—

Net revenues	84,774	67,216	308,895	237,275

Cost of revenues (Note 1):
Subscription and support	14,241	12,305	53,878	44,532
Amortization of acquisition-related intangibles	899	1,499	4,502	4,233

Total cost of subscription and support revenues	15,140	13,804	58,380	48,765
Professional services	12,301	9,204	44,992	29,671

Total cost of revenues	27,441	23,008	103,372	78,436

Gross profit	57,333	44,208	205,523	158,839

Operating expenses (Note 1):
Sales and marketing	28,022	20,478	96,626	67,445
Sales - amortization of acquisition-related intangibles	4,147	3,803	15,457	10,276
Research and development	13,839	12,257	54,591	43,431
General and administrative	12,726	13,168	55,529	42,761

Total operating expenses	58,734	49,706	222,203	163,913

Loss from operations	(1,401)	(5,498)	(16,680)	(5,074)

Interest and other income (expense), net:
Interest income	89	84	348	482
Interest expense	(139)	(29)	(364)	(106)
Other income (expense), net	761	(343)	581	(1,073)
Gain on remeasurement of previously held interest in Worldwide Compensation, Inc.	—	—	—	885
Gain on Worldwide Compensation, Inc. escrow settlement	—	—	350	—

Total interest and other income (expense), net	711	(288)	915	188

Loss before provision for (benefit from) income taxes	(690)	(5,786)	(15,765)	(4,886)
Provision for (benefit from) income taxes	221	(5,166)	(1,302)	(5,306)

Net income (loss) attributable to Class A common stockholders	$(911)	$(620)	$(14,463)	$420

Net income (loss) per share attributable to Class A common stockholders - basic	$(0.02)	$(0.02)	$(0.35)	$0.01

Net income (loss) per share attributable to Class A common stockholders - diluted	$(0.02)	$(0.02)	$(0.35)	$0.01

Weighted average Class A common shares - basic	41,422	40,339	41,043	39,685

Weighted average Class A common shares - diluted	41,422	40,339	41,043	40,915

NOTES
1. Includes stock-based compensation expense
Subscription and support cost of revenue	$379	$226	$1,354	$929
Professional services cost of revenue	778	437	2,679	1,703

Cost of revenue subtotal	1,157	663	4,033	2,632
Sales and marketing operating expense	1,757	1,060	6,225	4,066
Research and development operating expense	1,419	784	4,705	2,643
General and administrative operating expense	1,928	1,425	6,933	5,598

Operating expense subtotal	5,104	3,269	17,863	12,307

Total stock-based compensation expense	$6,261	$3,932	$21,896	$14,939

Taleo Corporation

Reconciliation of GAAP measures to Non-GAAP measures

(All amounts in thousands except per share data)

(Unaudited)

Reconciliation of GAAP measures to Non-GAAP measures:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Net Revenues:
GAAP Net revenues	$84,774	$67,216	$308,895	$237,275
Plus:
Non-GAAP subscription and support revenue	1,021	2,594	6,076	3,142
Non-GAAP professional services revenue	545	1,343	3,018	1,343
TSA settlement - subscription and support revenue	—	—	6,500	—

Non-GAAP net revenues	$86,340	$71,153	$324,489	$241,760

Gross profit:
GAAP gross profit	$57,333	$44,208	$205,523	$158,839
Percentage of GAAP gross profit to GAAP net revenues	68%	66%	67%	67%
Plus:
Non-GAAP subscription and support revenue	1,021	2,594	6,076	3,142
Non-GAAP professional services revenue	545	1,343	3,018	1,343
TSA Settlement - subscription and support revenue	—	—	6,500	—
Qualified wage credits related to 2009 and 2010	(527)	—	(1,969)	—
Stock-based compensation expense	1,157	663	4,033	2,632
Amortization of acquisition-related intangibles	899	1,499	4,502	4,233

Non-GAAP gross profit	$60,428	$50,307	$227,683	$170,189

Percentage of Non-GAAP gross profit to Non-GAAP revenues	70%	71%	70%	70%
Income (loss) from operations:
GAAP operating loss	$(1,401)	$(5,498)	$(16,680)	$(5,074)
Percentage of GAAP operating loss to net revenues	(1.7%)	(8.2%)	(5.4%)	(2.1%)
Plus:
Non-GAAP subscription and support revenue	1,021	2,594	6,076	3,142
Non-GAAP professional services revenue	545	1,343	3,018	1,343
TSA Settlement - subscription and support revenue	—	—	6,500	—
Acquisition - related transaction costs	1,176	3,753	8,177	6,826
TSA settlement related expenses	—	—	300	—
Qualified wage credits related to 2009 and 2010	(475)	—	(1,771)	—
Stock-based compensation expense	6,261	3,932	21,896	14,939
Amortization of acquisition-related intangibles	5,046	5,302	19,959	14,509

Non-GAAP operating income	$12,173	$11,426	$47,475	$35,685

Percentage of Non - GAAP operating income to Non-GAAP net revenues	14%	16%	15%	15%
Net income (loss):
GAAP net income (loss)	$(911)	$(620)	$(14,463)	$420
Plus:
Non-GAAP subscription and support revenue	1,021	2,594	6,076	3,142
Non-GAAP professional services revenue	545	1,343	3,018	1,343
TSA Settlement - subscription and support revenue	—	—	6,500	—
Acquisition-related transaction costs	1,176	3,753	8,177	6,826
TSA Settlement expenses	—	—	300	—
Qualified wage credits related to 2009 and 2010	(475)	—	(1,771)	—
Stock-based compensation expense	6,261	3,932	21,896	14,939
Amortization of acquisition - related intangibles	5,046	5,302	19,959	14,509
Gain on remeasurement of previously held interest in Worldwide Compensation, Inc.	—	—	—	(885)
Gain on settlement of Worldwide Compensation, Inc. escrow	—	—	(350)	—
Realized foreign exchange gain from intercompany settlement	(1,032)	—	(1,032)	—
Income taxes associated with certain non-GAAP adjustments	(26)	(6,546)	(1,807)	(6,546)

Non-GAAP net income	$11,605	$9,758	$46,503	$33,748

Diluted net income (loss) per share:
GAAP diluted net income (loss) per share (a)	$(0.02)	$(0.01)	$(0.33)	0.01
Plus:
Non - GAAP subscription and support revenue	0.02	0.06	0.14	0.07
Non - GAAP professional services revenue	0.01	0.03	0.07	0.03
TSA Settlement - subscription and support revenue	—	—	0.15	—
Acquisition - related transaction costs	0.03	0.09	0.18	0.16
TSA Settlement expenses	—	—	0.01	—
Qualified wage credits related to 2009 and 2010	(0.01)	—	(0.04)	—
Stock-based compensation expense	0.14	0.09	0.50	0.34
Amortization of acquisition - related intangibles	0.11	0.12	0.45	0.34
Gain on remeasurement of previously held interest in Worldwide Compensation, Inc.	—	—	—	(0.02)
Gain on settlement of Worldwide Compensation, Inc. escrow	—	—	(0.01)	—
Realized foreign exchange gain from intercompany settlement	(0.02)	—	(0.02)	—
Income taxes associated with certain non - GAAP adjustments	—	(0.15)	(0.04)	(0.15)

Non - GAAP diluted net income per share	$0.26	$0.23	$1.06	$0.78

Shares used in computing diluted Non-GAAP net income per share	44,993	43,354	43,964	43,015

Reconciliation of basic and fully diluted share count:

Basic	41,422	40,339	41,043	39,685

Add:
Weighted Average options and unreleased restricted stock, without consideration for the treasury stock method	3,571	3,015	2,921	3,330

Diluted	44,993	43,354	43,964	43,015

(a)	GAAP diluted net income(loss) per share was calculated by dividing the GAAP net income (loss) by the Non-GAAP diluted weighted average shares

Taleo Corporation

Condensed Consolidated Balance Sheets

(All amounts in thousands)

(Unaudited)

	December 31, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$115,974	$141,588
Accounts receivable, net	85,810	58,120
Prepaid expenses and other current assets	22,689	18,065
Qualified wage credits receivable	11,526	6,034

Total current assets	235,999	223,807
Property and equipment, net	28,391	26,552
Restricted cash	13	218
Goodwill	243,304	206,418
Intangible assets, net	59,233	59,478
Other assets	10,786	7,363

Total assets	$577,726	$523,836

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$47,907	$36,377
Deferred revenue - subscription and support and customer deposits	111,707	79,704
Deferred revenue - professional services	16,530	19,692
Capital lease obligations, short-term	40	105

Total current liabilities	176,184	135,878
Long-term deferred revenue - subscription and support and customer deposits	1,233	150
Long-term deferred revenue - professional services	4,595	10,006
Other liabilities	13,476	9,241
Capital lease obligations, long-term	7	46

Total liabilities	195,495	155,321

Stockholders’ equity:
Capital stock	1	1
Additional paid-in capital	473,596	442,514
Accumulated deficit	(91,072)	(76,609)
Treasury stock	(801)	(776)
Accumulated other comprehensive income	507	3,385

Total stockholders’ equity	382,231	368,515

Total liabilities and stockholders’ equity	$577,726	$523,836

Taleo Corporation

Condensed Consolidated Statements of Cash Flows

(All amounts in thousands)

(Unaudited)

	Twelve Months Ended December 31,
	2011	2010
Cash flows from operating activities:
Net income (loss)	$(14,463)	$420
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	35,160	28,720
Loss on disposal of fixed assets	49	98
Amortization of debt issuance costs	109	—
Amortization of tenant inducements	(226)	(176)
Stock-based compensation expense	21,896	14,939
Excess tax benefits on the exercise of stock options	133	(293)
Tax benefit recorded upon business acquisition	(1,053)	(6,546)
Director fees paid with stock in lieu of cash	269	240
Gain on remeasurement of previously held interest in Worldwide Compensation, Inc.	—	(885)
Bad debt provision (recovery)	528	(83)
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable	(25,977)	(11,046)
Prepaid expenses and other assets	(3,273)	(8,436)
Qualified wage credits receivable	(5,826)	(275)
Accounts payable and accrued liabilities	4,125	8,371
Deferred revenues and customer deposits	19,952	10,744

Net cash provided by operating activities	31,403	35,792

Cash flows from investing activities:
Purchases of property and equipment	(15,871)	(14,517)
Change in restricted cash	204	401
Acquisitions, net of cash acquired	(46,590)	(137,504)
Purchase of intangible assets	(1,150)	—

Net cash used in investing activities	(63,407)	(151,620)

Cash flows from financing activities:
Principal payments on capital lease obligations	(355)	(1,652)
Payments for expenses associated with 2009 equity offering	—	(659)
Payments for debt issuance costs	(816)	—
Excess tax benefits on the exercise of stock options	(133)	293
Treasury stock acquired to settle employees withholding liability	(5,535)	(2,824)
Proceeds from stock options exercised and ESPP shares	14,560	17,455

Net cash provided by financing activities	7,721	12,613

Effect of exchange rate changes on cash and cash equivalents	(1,331)	574

Decrease in cash and cash equivalents	(25,614)	(102,641)
Cash and cash equivalents:
Beginning of period	141,588	244,229

End of period	$115,974	$141,588

YTD Condensed Consolidated Statements of Operations Roll forward - GAAP
	Q1 2011	Q1	Q2’2011	Q2	Q3 2011	Q3	Q4 2011
	As reported	Reclass	As reported	Reclass	As reported	Reclass	As reported	YTD
Revenue:
Subscription and support	$58,390		$61,714		$66,881		$69,541	$256,526
Professional services	13,107		14,495		16,034		15,233	58,869
TSA Settlement - subscription and support	—		(6,500)		—		—	(6,500)

Total revenue	71,497		69,709		82,915		84,774	308,895

Cost of revenue (Note 1):
Subscription and support	12,547		12,426		14,664		14,241	53,878
Amortization of acquired intangibles	1,499		1,262		842		899	4,502

Total cost of subscription and support revenue	14,046		13,688		15,506		15,140	58,380
Professional services	10,236		10,015		12,440		12,301	44,992

Total cost of revenue	24,282		23,703		27,946		27,441	103,372

Gross profit	47,215		46,006		54,969		57,333	205,523

Operating expenses (Note 1):
Sales and marketing	20,709		22,283		25,612		28,022	96,626
Sales - amortization of acquired intangibles	2,777		4,159		4,374		4,147	15,457
Research and development	13,807		12,874		14,071		13,839	54,591
General and administrative	12,129	31	15,153	189	15,720	(419)	12,726	55,529

Total operating expenses	49,422		54,469		59,777		58,734	222,203

Loss from operations	(2,207)		(8,463)		(4,808)		(1,401)	(16,680)

Other income / (expense):
Interest revenue	86		78		95		89	348
Interest expense	(26)		(57)		(142)		(139)	(364)
Other income related to Kenexa settlement					19		18	37
Gain on settlement of Worldwide Compensation, Inc. escrow	—		350		—		—	350
FX revaluation		31		189		(419)	743	544

Total other income	60		371		(28)		711	915

Income / (loss) before provision for / benefit from income tax	(2,147)		(8,092)		(4,836)		(690)	(15,765)
							—
Provision for / (benefit from) income taxes	23		(4)		(1,542)		221	(1,302)

Income / (loss) attributable to Class A common stockholders	$(2,170)		$(8,088)		$(3,294)		$(911)	$(14,463)

Income / (loss) per share attributable to Class A common stockholders - basic	$(0.05)		$(0.20)		$(0.08)		$(0.02)	$(0.35)

Income / (loss) per share attributable to Class A common stockholders - diluted	$(0.05)		$(0.20)		$(0.08)		$(0.02)	$(0.35)

Weighted average Class A common shares - basic	40,602		40,949		41,187		41,422	41,043

Weighted average Class A common shares - diluted	40,602		40,949		41,187		41,422	41,043

NOTES
1. Includes stock-based compensation expense
Subscription and support cost of revenue	$221		$299		$455		$379	1,354
Professional services cost of revenue	524		576		801		778	2,679

Cost of revenue subtotal	745		875		1,256		1,157	4,033
							—
Sales and marketing operating expense	1,161		1,541		1,766		1,757	6,225
Research and development operating expense	786		1,035		1,465		1,419	4,705
General and administrative operating expense	1,401		1,649		1,955		1,928	6,933

Operating expense subtotal	3,348		4,225		5,186		5,104	17,863
Total stock-based compensation expense	$4,093		$5,100		$6,442		$6,261	$21,896

YTD Condensed Consolidated Statements of Operations Roll forward—Non—GAAP

Reconciliation of GAAP net income / (loss) and non-GAAP net income:
	Q1 2011 As reported	Q2 2011 As reported	Q3 2011 As reported	Q4 2011 As reported	YTD
GAAP net income / (loss) reported above	$(2,170)	$(8,088)	$(3,294)	$(911)	$(14,463)
Add back:
Revenue
Non-GAAP subscription and support revenue	1,664	1,858	1,533	1,021	6,076
Non-GAAP professional services revenue	1,098	667	708	545	3,018
TSA settlement	—	6,500	—	—	6,500

Total Non-GAAP revenue	2,762	9,025	2,241	1,566	15,594
Expenses
Revenue review
TSA Settlement expenses	—	300	—	—	300
Acquisition related transaction costs	1,547	1,971	3,483	1,176	8,177
E-Business Credit		(1,296)	—	(475)	(1,771)
Stock-based compensation expense	4,093	5,100	6,442	6,261	21,896
Amortization of acquisition-related intangibles	4,276	5,421	5,216	5,046	19,959
Non-Cash income tax audit settlement

	9,916	11,496	15,141	12,008	48,561
Other income
Gain on settlement of Worldwide Compensation, Inc. escrow	—	(350)	—	—	(350)
Realized foreign exchange gain from intercompany settlement	—	—	—	(1,032)	(1,032)

	—	(350)	—	(1,032)	(1,382)
Provision for/(benefit from) income taxes
Non-cash income tax valuation benefit	—	(1,403)	—	350	(1,053)
Non-cash income tax audit settlement	—		—	—	—
Non-cash income tax rate	(530)	1,061	(911)	(376)	(756)
Discrete Income Tax	2	—	—	—	2

Non-GAAP net income	$9,980	$11,741	$13,177	$11,605	$46,503